UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2015

COMM 2015-CCRE24 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
Ladder Capital Finance LLC Pillar Funding LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-21	04-3310019
State or Other Jurisdiction of Incorporation)	(Commission File	(IRS Employer Number) Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 6, 2015, a series of mortgage pass-through certificates, entitled COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), was issued by COMM 2015-CCRE24 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2015 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

The Mortgage Loan identified as “Heartland Industrial Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Heartland Industrial Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “Heartland Industrial Portfolio Loan Combination”) that includes the Heartland Industrial Portfolio Mortgage Loan and two other pari passu loans, which are not assets of the Issuing Entity (each, a “Heartland Industrial Portfolio Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Heartland Industrial Portfolio Loan Combination is to be serviced and administered (i) until the securitization of the Heartland Industrial Portfolio Pari Passu Companion Loan designated as Note A-1 (the “Heartland Industrial Portfolio Note A-1 Pari Passu Companion Loan”), under the Pooling and Servicing Agreement and (ii) from and after the securitization of the Heartland Industrial Portfolio Note A-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On August 25, 2015, the Heartland Industrial Portfolio Note A-1 Pari Passu Companion Loan was securitized pursuant to the COMM 2015-CCRE25 Mortgage Trust securitization transaction. As of such date, the Heartland Industrial Portfolio Loan Combination, including the Heartland Industrial Portfolio Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of August 1, 2015 (the “2015-CCRE25 Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, LNR Partners, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian. The 2015-CCRE25 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on August 6, 2015 (the “Prospectus Supplement”), the terms and conditions of the COMM 2015-CCRE25 Pooling and Servicing Agreement applicable to the servicing of the Heartland Industrial Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the other Mortgage Loans; however, the special servicing arrangements under the COMM 2015-CCRE25 Pooling and Servicing Agreement differ in certain respects. For example, the special servicing fee rate payable with respect to the Heartland Industrial Portfolio Mortgage Loan to LNR Partners, LLC, the special servicer of the Heartland Industrial Portfolio Loan

Combination under the COMM 2015-CCRE25 Pooling and Servicing Agreement, is 0.25% per annum without a minimum monthly special servicing fee in respect of specially serviced mortgage loans.

The Mortgage Loan identified as “40 Wall Street” on Exhibit B to the Pooling and Servicing Agreement (the “40 Wall Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “40 Wall Street Loan Combination”) that includes the 40 Wall Street Mortgage Loan and three other pari passu loans, which are not assets of the Issuing Entity (each, a “40 Wall Street Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the 40 Wall Street Loan Combination is to be serviced and administered (i) until the securitization of the 40 Wall Street Pari Passu Companion Loan designated as Note A-1 (the “40 Wall Street Note A-1 Pari Passu Companion Loan”), under the Pooling and Servicing Agreement and (ii) from and after the securitization of the 40 Wall Street Note A-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization. Subsequent to the COMM 2015-CCRE24 securitization transaction, the 40 Wall Street Note A-1 Pari Passu Companion Loan was split into a new Note A-1-A (the “40 Wall Street Note A-1”) and a Note A-1-B.

On September 29, 2015, the 40 Wall Street Note A-1 was securitized pursuant to the Wells Fargo Commercial Mortgage Trust 2015-LC22 securitization transaction. As of such date, the 40 Wall Street Loan Combination, including the 40 Wall Street Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of September 1, 2015 (the “WFCM 2015-LC22 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator, certificate registrar and custodian. The WFCM 2015-LC22 Pooling and Servicing Agreement is attached hereto as Exhibit 99.2.

As disclosed in the Prospectus Supplement, the terms and conditions of the WFCM 2015-LC22 Pooling and Servicing Agreement applicable to the servicing of the 40 Wall Street Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the other Mortgage Loans; however, the special servicing arrangements under the WFCM 2015-LC22 Pooling and Servicing Agreement differ in certain respects. For example, (i) Rialto Capital Advisors, LLC under the WFCM 2015-LC22 Pooling and Servicing Agreement may be removed with or without case by the subordinate controlling class representative during a subordinate control period, (ii) the special servicing fee rate payable with respect to the 40 Wall Street Mortgage Loan to Rialto Capital Advisors, LLC under the WFCM 2015-LC22 Pooling and Servicing Agreement is 0.25% per annum, however, Rialto Capital Advisors, LLC will be entitled to a minimum monthly special servicing fee of $3,500 in respect of specially serviced mortgage loans, (iii) the workout fees payable with respect to the 40 Wall Street Mortgage Loan is 1.0% per annum, however the workout fee under the WFCM 2015-LC22 Pooling and Servicing Agreement does not have a maximum cap amount of $1,000,000, and (iv) the liquidation fee rate payable with respect to the 40 Wall Street Mortgage Loan is 1.0% per annum, however (1) the liquidation fee under the WFCM 2015-LC22 Pooling and Servicing Agreement does not have a maximum cap amount of $1,000,000, and (2) if such rate would result in an aggregate liquidation fee less than $25,000 then the liquidation fee rate will be equal to the lesser of (A) 3.0% of the liquidation proceeds or (B) such lower rate as would result in an aggregate liquidation fee equal to $25,000.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits:

99.1	Pooling and Servicing Agreement, dated as of August 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, LNR Partners, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
99.2	Pooling and Servicing Agreement, dated as of September 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator, certificate registrar and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director
Date: October 15, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Pooling and Servicing Agreement, dated as of August 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, LNR Partners, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
99.2	Pooling and Servicing Agreement, dated as of September 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator, certificate registrar and custodian.